UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 15, 2015

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
1-16169	EXELON CORPORATION (a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (312) 394-7398	23-2990190

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events.

As previously disclosed, on April 29, 2014, Exelon Corporation, a Pennsylvania corporation (“Exelon”), entered into an Agreement and Plan of Merger (the “Original Merger Agreement”) by and among Exelon, Purple Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Exelon (“Merger Sub”), and Pepco Holdings, Inc., a Delaware corporation (“PHI”). The Original Merger Agreement was amended and restated by the Amended and Restated Agreement and Plan of Merger, dated as of July 18, 2014, among Exelon, Merger Sub and PHI.

Furthermore, as previously disclosed, on August 19, 2014, Exelon, PHI, and certain of their respective affiliates (collectively, the Joint Applicants), filed an application (the Joint Application) with the Maryland Public Service Commission (the MPSC) seeking approval of the Merger. On March 2, 2015, the Joint Applicants filed with the MPSC a settlement agreement entered into with The Alliance for Solar Choice, which is one of the stakeholder groups that participated in the MPSC approval proceeding. On March 16, 2015, the Joint Applicants filed with the MPSC a settlement agreement entered into with Montgomery and Prince George’s Counties in Maryland, and a number of other parties to this proceeding, including the National Housing Trust, the National Consumer Law Center, other organizations representing low and moderate income interests and a consortium of nine recreational trail advocacy organizations.

On May 15, 2015, Exelon and PHI announced that the MPSC issued its order approving the merger but modifying a number of the proposed conditions. Exelon and PHI are reviewing the order in its entirety. Once Exelon and PHI have had time to study the order, there will be further disclosure. A copy of the joint press release concerning the MPSC order issued by Exelon and PHI is attached as Exhibit 99.1. A copy of the MPSC order is available at the MPSC’s website at: http://webapp.psc.state.md.us/Intranet/Casenum/NewIndex3_VOpenFile.cfm?ServerFilePath=C:\Casenum\9300-9399\9361\\271.pdf

The proposed merger also remains subject to approval by the public service commissions of Delaware and the District of Columbia. Following the expiration of the U.S. Department of Justice’s review period on December 22, 2014, the Hart-Scott-Rodino Act no longer precludes completion of the merger. Exelon and PHI continue to expect to complete the merger in the second or third quarter of 2015.

Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release

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Cautionary Statements Regarding Forward-Looking Information

This report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by Exelon include those factors discussed herein, as well as the items discussed in (1) Exelon’s 2014 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 22; (2) Exelon’s First Quarter 2015 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors; (b) Part 1, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I, Financial Information, ITEM 1. Financial Statements: Note 17; and (3) other factors discussed in filings with the SEC by Exelon. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this report. Exelon does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this report.

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Jonathan W. Thayer
Jonathan W. Thayer
Senior Executive Vice President and Chief Financial Officer
Exelon Corporation

May 15, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release